Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report, covering Putnam Tax-Free High Yield Fund's fiscal year ended July 31, 2001, was prepared before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

We want to assure you that the assets Putnam manages on your behalf are safe and secure. Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain focused management of your fund in the current environment.

The important thing for investors to do right now is to remain calm and not to allow the impact of this near-term occurrence to cloud a long-term perspective. We believe you should avoid the temptation to make hasty investment decisions. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

A relatively favorable municipal bond market environment prevailed over Putnam Tax-Free High Yield Fund's 2001 fiscal year as demand for municipal investments showed significant gains for the first time in several years. The bond supply was adequate, though not abundant, and credit quality spreads (the difference in yield between investment-grade and high-yield municipal bonds) began to narrow after widening extensively toward the end of 2000. Throughout the fiscal year, which ended July 31, 2001, we capitalized on appropriate buying opportunities to deliver solid performance for the period.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   7.10%   2.03%    6.55%  1.55%     6.25%  5.25%     6.79%   3.28%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FAVORABLE SUPPLY AND DEMAND BALANCE PREVAILS

The past several months represented a period of comparative calm and health for the municipal bond market. The relative stability and tax-free income advantages of municipal bonds again have made these securities attractive to investors seeking a respite from equity market volatility. High-yield municipal bonds have attracted particular attention among investors seeking higher yields and a more stable asset class than equities. On the supply side, new high-yield tax-exempt bond issuance has been fairly quiet.

During the fourth quarter of 2000, credit yield spreads widened. As a result, the prices of high-yield municipal bonds became attractively valued when compared with AAA-insured municipal bonds. However, in contrast to the 1990 recession, this widening of spreads in the municipal market was more a function of "guilt by association" with the corporate high-yield bond market rather than the result of defaults or mismanagement among municipalities. In fact, most state and local governments still boast solid balance sheets.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care               34.0%

Housing                   11.1%

Transportation            10.0%

Utilities                  6.9%

Forest and
paper products             6.3%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.


"Recent market events have proven once again that tax-exempt bonds are a key component of a balanced investment portfolio for high income investors. Although credit spreads have narrowed somewhat, high-yield municipal bond investors are still being well compensated for the additional risk associated with these bonds."

     -- Blake E. Anderson, manager, Putnam Tax-Free High Yield Fund


With credit spreads so wide in the municipal market, we took advantage of attractive prices to add a number of lower-rated higher-yielding bonds to the portfolio. Selecting bonds only after meticulous fundamental research and analysis, we focused on the most undervalued bonds. As a result, when credit spreads began to narrow over the past six months, the fund was well positioned for positive performance.

While it is true that high-yield municipal bond funds with lower-rated portfolios may have captured more price appreciation as spreads narrowed, your fund's performance held up well when spreads were widening and stayed on a more even keel throughout these varied market conditions. We have recently become even more selective in purchasing new issues for the portfolio. The fund still has room to add lower-grade credits to the portfolio, but the current uncertainty about economic conditions and the Federal Reserve Board's future action on interest rates have led us to adopt a more cautious approach.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 25.1%

Aa/AA -- 3.0%

A -- 6.4%

Baa/BBB -- 16.5%

Ba/BB -- 27.8%

B -- 17.1%

Other -- 4.1%

Footnote reads:
*As a percentage of market value as of 7/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* SHORTENED DURATION, ABSENCE OF CALIFORNIA BONDS BOOST PERFORMANCE

Researching and investing in new bond issues is only one of the many ways that we seek to improve the fund's total return and income level. Another strategy involves determining the correct time to sell bonds that we believe have reached their full potential. Similarly, it is important to know when to avoid certain bonds, despite attractive prices and yields. In the last category, our strategy of avoiding uninsured California utility bonds proved quite prescient, given the state's much-publicized utility problems.

Adjusting the portfolio's duration can be another important tool for managing the fund, although during this fiscal year, it played less of a role than the research and purchase of new credits. (Duration, stated in years, is an indication of a investment's price sensitivity to interest-rate movements). For much of the period, when municipal prices were rallying, we kept the portfolio duration somewhat long in order to capture the most price appreciation for the fund. Toward the end of the period, however, we shortened duration back to neutral to keep the fund flexible in the current uncertain interest-rate climate.

* MANAGEMENT'S OUTLOOK IS CAUTIOUSLY OPTIMISTIC

With the economy continuing to show signs of a slowdown, we believe the Fed is poised to lower short-term interest rates further in an effort to stimulate growth and avoid recession. The stock market remains volatile. In this uncertain environment, investors are beginning to remember the inherent value of bonds as a key component of a balanced portfolio. Investors seeking higher yields are already pushing up demand for high-yield bonds and we expect this trend to continue. Finally, with the Democrats in control in the Senate, further tax-cutting measures are likely to receive less attention than they did with Republicans in the majority, so tax-free investments are likely to continue to offer solid value to the higher-income investor.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high-yield tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                    Class A         Class B         Class C         Class M
(inception dates)  (9/20/93)       (9/9/85)        (2/1/99)        (12/29/94)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            7.10%   2.03%   6.55%   1.55%   6.25%   5.25%   6.79%   3.28%
------------------------------------------------------------------------------
5 years          27.40   21.35   23.94   22.03   22.25   22.25   25.59   21.52
Annual average    4.96    3.95    4.39    4.06    4.10    4.10    4.66    3.98
------------------------------------------------------------------------------
10 years         83.44   74.70   75.13   75.13   69.11   69.11   78.15   72.41
Annual average    6.26    5.74    5.76    5.76    5.39    5.39    5.94    5.60
------------------------------------------------------------------------------
Annual average
(life of fund)    7.45    7.12    7.13    7.13    6.58    6.58    7.25    7.03
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                                 Lehman Municipal         Consumer
                                   Bond Index            price index
------------------------------------------------------------------------------
1 year                               10.09%                 2.66%
------------------------------------------------------------------------------
5 years                              38.08                 12.85
Annual average                        6.67                  2.45
------------------------------------------------------------------------------
10 years                            100.30                 30.25
Annual average                        7.19                  2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                        8.37                  3.17
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class A and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

                 Fund's class B     Lehman Municipal      Consumer price
Date                 shares            Bond Index             index

7/31/91               9,425              10,000              10,000
7/31/92              11,327              11,374              10,316
7/31/93              12,720              12,379              10,602
7/31/94              12,669              12,614              10,896
7/31/95              13,295              13,609              11,211
7/31/96              14,261              14,506              11,542
7/31/97              15,322              15,996              11,791
7/31/98              16,300              16,953              11,990
7/31/99              16,572              17,441              12,239
7/31/00              16,547              18,194              12,687
7/31/01             $17,513             $20,030             $13,025

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class C shares would have been valued at $16,911 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class A and class M shares would have been valued at $18,344 and $17,815, respectively, ($17,470 and $17,241 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                         Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)     12            12            12            12
------------------------------------------------------------------------------
Income                 $0.794858     $0.727429     $0.688315     $0.755528
------------------------------------------------------------------------------
Capital gains 1            --            --            --            --
------------------------------------------------------------------------------
  Total                $0.794858     $0.727429     $0.688315     $0.755528
------------------------------------------------------------------------------
Share value:          NAV     POP        NAV         NAV        NAV     POP
------------------------------------------------------------------------------
07/31/00            $13.27  $13.93      $13.29      $13.27    $13.27  $13.72
------------------------------------------------------------------------------
07/31/01             13.39   14.06       13.41       13.39     13.39   13.84
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                5.95%   5.67%       5.46%       5.16%     5.65%   5.47%
------------------------------------------------------------------------------
Taxable
equivalent 3          9.77    9.31        8.97        8.47      9.28    8.98
------------------------------------------------------------------------------
Current
30-day SEC
yield 4               5.60    5.33        5.10        4.81      5.29    5.12
------------------------------------------------------------------------------
Taxable
equivalent 3          9.20    8.75        8.37        7.90      8.69    8.41
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (2/1/99)        (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.71%   1.64%   6.23%   1.23%   5.86%   4.86%   6.47%   3.04%
------------------------------------------------------------------------------
5 years          26.57   20.56   23.11   21.21   21.45   21.45   24.79   20.74
Annual average    4.83    3.81    4.25    3.92    3.96    3.96    4.53    3.84
------------------------------------------------------------------------------
10 years         83.88   75.17   75.74   75.74   69.42   69.42   78.76   72.96
Annual average    6.28    5.77    5.80    5.80    5.41    5.41    5.98    5.63
------------------------------------------------------------------------------
Annual average
(life of fund)    7.40    7.07    7.09    7.09    6.53    6.53    7.21    6.99
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI)* is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2001



THE FUND'S PORTFOLIO
July, 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Anninston, Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 9/1/10                                          B-/P       $    5,337,500
          3,500,000 Baldwin Cnty., Eastern Shore Hlth. Care Auth. Rev.
                    Bonds, 5 3/4s, 4/1/27                                                 Baa3            2,913,750
         10,000,000 Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                    5.7s, 5/1/19                                                          BBB-            8,425,000
          1,905,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA/P           2,126,456
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, IFB, 8.094s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             4,125,000
                                                                                                      -------------
                                                                                                         22,927,706

Alaska (0.9%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 AK State Hsg. Fin. Corp. IFB, MBIA, 8.336s, 12/1/19
                    (acquired 3/3/98, cost $11,113,800) (RES)                             AAA            10,887,500
          2,035,000 AK State Hsg. Fin. Corp. Rev. Bonds, FRB,
                    GNMA & FNMA Coll., 8.187s, 12/1/35
                    (acquired 10/22/97, cost $2,165,240) (RES)                            AA/P            2,090,963
                                                                                                      -------------
                                                                                                         12,978,463

Arizona (2.3%)
-------------------------------------------------------------------------------------------------------------------
          9,250,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                      BB-/P           9,377,188
          6,625,000 Cochise Cnty., Indl. Dev. Authority Multi-Fam. Mtge.
                    (Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30                      BB+/P           6,865,156
          1,560,000 Cochise Cnty., Rev. Bonds (Sierra Vista Cmnty.
                    Hosp.), Ser. A, 6 3/4s, 12/1/26                                       BB+/P           1,482,000
          6,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               B3              5,077,500
            400,000 Phoenix, Indl. Dev. Auth. VRDN (Valley of the
                    Sun YMCA), 2.8s, 1/1/31                                               A-1+              400,000
          5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds, Ser. A, 8 1/2s, 11/15/32                                       B/P             5,555,000
          3,625,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22                      B/P             4,132,500
          2,300,000 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (Westminister Village), Ser. A, 8s, 6/1/11                            BB-/P           2,397,750
                                                                                                      -------------
                                                                                                         35,287,094

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            8,132,000
                    Northwest Regl. Arpt. Auth. Rev. Bonds
         15,650,000 7 5/8s, 2/1/27                                                        BB/P           16,941,125
          3,000,000 7s, 2/1/10                                                            BB/P            3,183,750
                                                                                                      -------------
                                                                                                         28,256,875

California (8.8%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP (American
                    Baptist Homes), Ser. A
          5,000,000 5.85s, 10/1/27                                                        BB+             4,268,750
          3,000,000 5 3/4s, 10/1/17                                                       BB+             2,643,750
          5,000,000 CA Poll. Control Fin. Auth. Rev. Bonds
                    (Laidlaw Enviromental), Ser. A, 6.7s, 7/1/07
                    (In default) (NON)                                                    D/P               200,000
          2,630,000 Colton, Comnty. Fac. Dist. Special Tax Bonds
                    (Mt. Vernon Corridor), 7 1/2s, 9/1/20                                 B/P             2,800,950
          8,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B,
                    9 1/2s, 7/1/20 (In default) (NON)                                     D/P             2,960,000
          8,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Pk.),
                    8s, 11/1/25                                                           B/P             7,810,000
                    Los Angeles, Regl. Arpt. Impt. Corp.
                    Lease Rev. Bonds
          5,700,000 (Air Canada), 8 3/4s, 10/1/14                                         B1              6,120,375
          5,070,000 (United Air Lines, Inc.), 6 7/8s, 11/15/12                            Ba1             5,253,788
          5,000,000 Los Angeles, Wastewater Syst. IFB, FGIC, 7.61s,
                    11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                     Aaa             5,700,000
                    Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                    Rev. Bonds (Heritage Point)
          3,040,000 Ser. B, 8 1/2s, 9/1/23                                                BBB-/P          3,237,600
          4,970,000 Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          5,056,975
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17                                                  Aaa             5,956,250
         21,000,000 San Bernardino Cnty., IF COP (PA-100-Med.
                    Ctr. Fin.), MBIA, 9.536s, 8/1/28 (acquired 6/27/95,
                    cost $22,664,040) (RES)                                               AAA/P          27,247,500
         10,000,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             3,700,000
          9,650,000 Southern CA Pub. Pwr. Auth. IFB (Transmission),
                    8.471s, 7/1/12                                                        Aa3            10,388,322
          8,220,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Facs.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P           8,343,300
         19,100,000 Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BBB-/P         19,840,125
         10,115,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB             10,216,150
          1,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding &
                    Impt.), Ser. A, 6 1/2s, 5/15/25                                       BB              1,488,750
                                                                                                      -------------
                                                                                                        133,232,585

Colorado (2.4%)
-------------------------------------------------------------------------------------------------------------------
         13,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev.
                    Bonds, Ser. E-470, 7s, 8/31/26 (SEG)                                  Aaa            15,096,250
          1,250,000 Aurora, Indl. Dev. Auth. VRDN (La Quinta
                    Motor Inns), 3.3s, 8/1/01                                             Aa1             1,250,000
                    CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
         11,000,000 8 3/8s, 12/1/26                                                       BB/P           11,536,250
          5,000,000 8.3s, 12/1/17                                                         BB/P            5,218,750
          1,500,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              1,561,875
          2,400,000 Northwest Parkway Pub. Hwy. Auth. Rev.
                    Bonds, Ser. D, 7 1/8s, 6/15/41                                        Ba1             2,424,000
                                                                                                      -------------
                                                                                                         37,087,125

Connecticut (2.0%)
-------------------------------------------------------------------------------------------------------------------
          6,185,000 CT State Dev. Auth. Hlth. Care Rev. Bonds
                    (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                      AAA/P           6,385,023
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   Baa2            6,022,500
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,931,392 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           4,240,997
            457,428 Ser. B, zero %, 3/1/21                                                CCC/P              69,186
          5,500,000 CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    8.887s, 6/10/30                                                       Aaa             5,812,290
          6,500,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill Issue), Ser. A, 6 7/8s, 7/1/27                              AAA/P           7,320,625
                                                                                                      -------------
                                                                                                         29,850,621

District of Columbia (4.0%)
-------------------------------------------------------------------------------------------------------------------
         18,570,000 DC, COP, 7.3s, 1/1/13                                                 BBB            19,498,500
         17,000,000 DC, G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                AAA            19,358,750
                    DC, Rev. Bonds (National Public Radio)
          4,400,000 7.7s, 1/1/23                                                          AAA/P           4,768,500
          2,500,000 7 5/8s, 1/1/18                                                        AAA/P           2,709,375
                    DC, Tobacco Settlement Fin. Corp. Rev. Bonds
          8,000,000 6 3/4s, 5/15/40                                                       A1              8,490,000
          5,500,000 6 1/2s, 5/15/33                                                       A1              5,953,750
                                                                                                      -------------
                                                                                                         60,778,875

Florida (3.8%)
-------------------------------------------------------------------------------------------------------------------
          9,260,000 Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s, 11/15/24                         AAA/P          10,718,450
          5,180,000 FL State Gen. Svcs. FRB, FSA, 8.594s, 7/1/11
                    (acquired 9/2/98, cost $6,687,794) (RES)                              AAA/P           6,604,500
         24,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           26,280,000
          3,770,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            3,647,475
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals, Inc.), Ser. A
          3,125,000 7 3/4s, 5/1/21                                                        BB/P            3,328,125
          2,880,000 7 1/2s, 5/1/15                                                        BB/P            3,056,400
          4,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev.
                    Bonds (Glenmoor St. Johns), Ser. A, 8s, 1/1/30                        B+/P            4,045,000
                                                                                                      -------------
                                                                                                         57,679,950

Georgia (4.3%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Boise Cascade Corp.), 7s, 9/1/14                                     Baa3            5,221,125
                    De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.)
          8,000,000 Ser. B, 10s, 4/1/17                                                   AAA/P           8,627,360
          5,900,000 7 1/2s, 4/1/17                                                        AAA/P           6,188,746
          3,400,000 Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Pacific Corp.), 6 1/2s, 6/1/31                                       Baa3            3,480,750
          9,500,000 Forsyth Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 12/1/05                                 Ba3            10,236,250
          6,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (GA Baptist Hlth. Care Syst.), 6 3/8s, 10/1/28                        B/P             5,535,000
          1,000,000 Fulton Cnty., Residential Care VRDN (Lenbrook
                    Square Foundation), 2.75s, 1/1/18                                     A-1+            1,000,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
                    Bonds (Visay Paper, Inc.)
          6,875,000 7 1/2s, 1/1/26                                                        BB+/P           6,969,531
         12,880,000 7.4s, 1/1/16                                                          BB+/P          13,105,400
          3,160,000 Savannah, Econ. Dev. Auth. Poll. Control Rev.
                    Bonds (Stone Container Corp.), 8 1/8s, 7/1/15                         B/P             3,290,350
          1,700,000 Whitfield Cnty., Res. Care Facs. For The Elderly
                    Auth. VRDN (Royal Oaks Sr. Living Cmnty.),
                    3.25s, 11/1/25                                                        A-1             1,700,000
                                                                                                      -------------
                                                                                                         65,354,512

Illinois (4.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Chicago, Gas Supply Rev. Bonds (Peoples Gas & Lt.),
                    Ser. A, 6 7/8s, 3/1/15                                                Aa3             5,177,350
          7,000,000 Chicago, O'Hare Intl. Arpt. Spec. Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        Ba1             7,183,750
          3,000,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B               1,905,000
         12,000,000 East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.), 7 1/8s, 6/1/07                                    B               9,180,000
                    Huntley, Special Tax Bonds Rev. Bonds
          3,025,000 (Svc. Area No. 8), 7 3/4s, 3/1/29                                     BB/P            3,138,438
          2,765,000 (Srvs. Area No. 9), Ser. A, 7 3/4s, 3/1/28                            BB+/P           2,858,319
          4,053,000 Ser. A, 6.45s, 3/1/28                                                 BB+/P           3,759,158
                    IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000 (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                    4/15/19 (In default) (NON)                                            D/P             4,250,000
          1,120,000 (Mercy Hsg. Corp.), 7s, 8/1/24                                        Baa1            1,257,200
                    IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.)
          1,670,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        B/P             1,716,125
          2,410,000 (Cmnty. Rehab. Providers Fac.), Ser. A,
                    7 7/8s, 7/1/20                                                        D/P             1,614,700
          4,470,000 (Cmnty. Rehab. Providers Fac.), Ser. A,
                    7 7/8s, 7/1/20, Prerefunded                                           AAA/P           5,252,250
          3,065,000 (Cmnty. Rehab. Providers Fac.), Ser. A,
                    7 1/2s, 3/1/14                                                        AAA/P           3,405,981
          5,580,000 (Cmnty. Rehab. Providers Fac.-Victor C.
                    Neumann Assoc.), 7 1/4s, 7/1/18                                       B/P             5,252,175
            540,000 (Cmnty. Rehab. Providers Fac.), Ser. A,
                    7 1/4s, 3/1/04                                                        B/P               571,050
                    IL Hlth. Fac. Auth. Rev. Bonds
          3,000,000 (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                           AAA             3,277,500
          3,000,000 (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                Baa1            3,277,500
          5,000,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             5,918,750
          5,170,000 (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                             Baa1            6,119,988
                                                                                                      -------------
                                                                                                         75,115,234

Indiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
         14,295,000 East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.), 6.8s, 6/1/13                                      BB-             9,327,488
          3,600,000 Plainfield, Indl. Econ. Dev. Rev. Bonds
                    (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                               B-/P            3,709,836
                                                                                                      -------------
                                                                                                         13,037,324

Iowa (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
         22,000,000 9 1/4s, 7/1/25                                                        BB/P           26,977,500
          1,220,000 9.15s, 7/1/09                                                         BB/P            1,436,550
            205,000 Marion Cnty., 1st Mtge. Rev. Bonds
                    (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                            D/P               184,500
                                                                                                      -------------
                                                                                                         28,598,550

Kentucky (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,500,000 9.039s, 10/23/14 Prerefunded                                          Aaa             1,676,250
          3,500,000 8.938s, 10/23/14                                                      Aaa             3,784,375
          1,195,000 Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                    Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                    10 1/4s, 1/1/20                                                       D/P             1,075,500
                                                                                                      -------------
                                                                                                          6,536,125

Louisiana (6.0%)
-------------------------------------------------------------------------------------------------------------------
          2,900,000 Beauregard, Parish Rev. Bonds (Boise Cascade
                    Corp.), 7 3/4s, 6/1/21                                                Baa3            2,973,892
          7,165,000 Hodge, Combined Util. Rev. Bonds (Solid Wast
                    Disp. James River Corp.), 9s, 3/1/10                                  B/P             7,251,553
          7,000,000 LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                    Ser. A, 6.2s, 1/1/28                                                  B+/P            6,011,250
          5,335,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            5,455,038
          2,000,000 LA Pub. Fac. Auth. 1st. Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,073,620
         11,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp.), 8 5/8s, 12/1/30                                      B+/P           11,316,250
         20,500,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           A3             21,860,585
          7,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             7,227,500
                    Solid Waste Disp. Rev. Bonds (Kaiser Aluminum)
          8,000,000 St. James Parish, 7 3/4s, 8/1/22                                      B-/P            6,560,000
         19,000,000 W. Feliciana Parish, 7.7s, 12/1/14                                    Ba1            19,707,370
                                                                                                      -------------
                                                                                                         90,437,058

Maryland (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,490,000 Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                    Rehab. Ctr.), 9s, 4/1/20                                              CCC/P           2,468,213
          5,000,000 Howard Cnty., Rev. Bonds, Ser. A, 8s, 5/15/29                         BB-/P           4,925,000
                                                                                                      -------------
                                                                                                          7,393,213

Massachusetts (6.4%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          3,170,000 Ser. 99-1, 7 1/4s, 1/1/35                                             B-/P            3,328,500
          6,000,000 Ser. 1, 6.65s, 1/1/35                                                 BB+/P           6,315,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          4,160,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,801,200
          6,040,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             5,247,250
                    MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000 (St. Elizabeth Hosp.), Ser. E, FSA,
                    10.978s, 8/12/21                                                      Aaa             5,207,900
          2,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    10.4s, 10/1/31                                                        Aaa             2,102,000
          5,600,000 (Boston U.), Ser. L, MBIA, 9.181s, 7/1/25                             Aaa             5,880,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             5,065,375
          5,850,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            5,937,750
                    MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                    Bonds (Southeastern MA)
          3,900,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,077,450
         30,499,800 Ser. A, 9s, 7/1/15                                                    BB-/P          31,869,851
                    MA State Indl. Fin. Agcy. Rev. Bonds
          8,800,000 (Orchard Cove, Inc.), U. S. Govt. Coll.,
                    9s, 5/1/22                                                            AAA/P           9,455,688
          3,000,000 (Emerson College), 8 1/4s, 1/1/17                                     BBB-/P          3,126,540
          5,000,000 (Evanswood Bethzatha Corp.), 8s, 1/15/27
                    (In default) (NON)                                                    D/P             2,650,000
          3,500,000 (1st. Mtge. Evanswood Bethzatha-A), 7 7/8s,
                    1/15/20 (In default) (NON)                                            CCC/P           1,855,000
          1,995,000 (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,820,438
                                                                                                      -------------
                                                                                                         97,739,942

Michigan (4.7%)
-------------------------------------------------------------------------------------------------------------------
          2,413,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19 (SEG)                          AAA/P           3,067,526
                    Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A
         19,475,000 9 1/2s, 5/1/21                                                        BBB+/P         21,763,313
          4,100,000 5 1/2s, 5/1/21                                                        BB-             3,577,250
                    Garden City, Hosp. Fin. Auth. Rev. Bonds
          3,000,000 (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                           B1              2,212,500
          3,000,000 (Garden City Hosp. OB Group), Ser. A,
                    5 5/8s, 9/1/10                                                        B1              2,490,000
          1,850,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.), 8.3s, 9/1/02                                     Ba3             1,876,640
          7,500,000 MI State Strategic Fund, Ltd. Oblig. IFB
                    (Rites-PA 334), 9.336, 9/1/25 (acquired 3/9/98,
                    cost $9,018,750) (RES)                                                AAA             8,756,250
          7,500,000 MI State Strategic Fund Resource Recvy., Ltd.
                    Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27                                                    CCC/P           4,875,000
          9,650,000 MI State Strategic Fund Solid Waste Disp. Rev.
                    Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                          BB+/P           9,601,750
          5,000,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 3/4s, 7/23/09                                                       BB+             5,200,000
          5,600,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            3,878,000
          4,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev.
                    Bonds (Northwest Airlines, Inc.), 6s, 12/1/29                         BB/P            3,440,000
                                                                                                      -------------
                                                                                                         70,738,229

Minnesota (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,765,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            2,913,066
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,156,250
          2,200,000 Minneapolis, Rev. Bonds (Walker Methodist
                    Sr. Svcs.), Ser. A, 6s, 11/15/28                                      BB-/P           1,914,000
          3,700,000 Minneapolis & St. Paul Metropolitan Arpts. Comm.
                    Rev. Bonds (Northwest Airlines, Inc.), Ser. A,
                    7s, 4/1/25                                                            BB/P            3,584,375
          4,505,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                               Aaa             4,724,619
          3,200,000 Shakopee, Rev. Bonds (Rivera Ridge Apts),
                    8 1/2s, 12/1/08                                                       B+/P            3,304,000
                                                                                                      -------------
                                                                                                         21,596,310

Montana (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining), 8s, 7/1/20                                      Ba2             4,205,000
         13,850,000 MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                    7.581s, 2/25/25                                                       Aaa            13,867,313
                                                                                                      -------------
                                                                                                         18,072,313

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           B-/P            2,456,250
          2,000,000 NE Investment Fin. Auth. Hosp. (Bishop Clarkson
                    Mem. Hosp.), IFB, MBIA, 8.980s, 12/8/16                               Aaa             2,108,620
         12,100,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. D, GNMA Coll., 8.831s, 3/01/26                                   Aaa            12,795,750
                                                                                                      -------------
                                                                                                         17,360,620

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 Las Vegas Monorail Rev. Bond (2nd Tier), AMBAC,
                    7 3/8s, 1/1/40                                                        BB-/P          15,093,750

New Hampshire (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          8,900,000 (1st. Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA            10,223,875
          5,900,000 (Havenwood-Heritage Heights), 7.35s, 1/1/18                           BB/P            6,077,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,430,000
          3,350,000 (Lakes Region Hosp.), 5 3/4s, 1/1/08                                  A-/P            3,232,750
          8,551,027 NH State Bus. Fin. Auth. Poll. Control & Solid
                    Waste Rev. Bonds (Crown Paper Co.), 7 3/4s,
                    1/1/22 (In default) (NON)                                             D/P             1,614,006
                    NH State Bus. Fin. Auth. Rev. Bonds
          2,500,000 (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           2,256,250
          4,000,000 (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P            3,095,000
          3,550,000 (Proctor Academy), Ser. A, 5.6s, 6/1/28                               Baa3            3,394,688
                                                                                                      -------------
                                                                                                         32,323,569

New Jersey (4.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24                    CCC/P           4,250,000
          5,250,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             4,364,063
                    NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000 (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                         B/P             7,341,250
         10,000,000 (Continental Air Lines, Inc.), 7s, 11/15/30                           Ba2            10,212,500
         12,000,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P          12,465,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          8,500,000 (Newseasons of Mt. Arlington), 8 3/4s, 7/1/30                         B/P             8,531,875
          4,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            4,185,000
          4,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds,
                    Ser. I, IFB, 9.242s, 11/1/07 (acquired 8/24/95 to
                    2/11/93, cost $4,143,120) (RES)                                       A+/P            4,295,000
          4,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds,
                    FRB, 9.43s, 10/1/29 (acquired 10/28/94,
                    cost $3,785,680) (RES)                                                Aaa             4,670,000
                                                                                                      -------------
                                                                                                         60,314,688

New Mexico (0.6%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                            Ba3             9,303,750

New York (7.8%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap.
                    Compost & Waste), Ser. A, 6 3/4s, 6/1/21                              B/P             2,668,875
          6,820,000 Metropolitan Trans. Auth. FRB, 9.39s, 4/1/12
                    (acquired 4/27/00, cost $7,955,530) (RES)                             A3              9,070,600
                    Metropolitan Trans. Auth. Svcs. Contract
                    Fac. Rev. Bonds
          4,000,000 (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                               AA-             4,465,000
          8,250,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AA-             9,209,063
          6,280,000 NY City, G.O. Bonds, IFB, FGIC, 8.767s, 8/1/06
                    (acquired 9/12/97, cost $7,384,526) (RES)                             AAA/P           7,693,000
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          9,000,000 (Visy Paper, Inc.), 7.8s, 1/1/16                                      B+/P            9,438,750
          4,000,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             3,505,000
                    NY City, Muni. Assistance Corp. FRB
          5,000,000 Ser. 337B, 8.813s, 7/1/08 (acquired 3/19/98,
                    cost $6,225,100) (RES)                                                AA/P            6,287,500
          5,000,000 Ser. 337A, 8.813s, 7/1/07 (acquired 3/19/98,
                    cost $6,169,900) (RES)                                                AA/P            6,212,500
            600,000 NY City, VRDN, Ser. E5, 2.75s, 8/1/16                                 VMIG1             600,000
         10,750,000 NY State Dorm. Auth. IFB, MBIA, 8.313s, 7/1/13
                    (acquired 10/22/97, cost $12,362,500) (RES)                           AAA/P          13,477,813
          8,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    IFB, FGIC, 8.671s, 7/1/29 (acquired 12/19/94,
                    cost $8,353,120) (RES)                                                Aaa             9,620,000
         11,185,000 NY State Env. Fac. Corp. Poll. Control FRB
                    (PA 198), MBIA, 8.813s, 6/15/10 (acquired
                    10/22/97, cost $13,449,963) (RES)                                     AAA            14,372,725
          5,500,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                    Ser. A, FHA Insd., 6 1/2s, 8/15/29                                    Aaa             6,208,125
          5,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,068,750
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.)
          8,000,000 Ser. B, 7 5/8s, 1/1/30                                                B-/P            7,940,000
          3,500,000 Ser. A, 7 1/4s, 1/1/30                                                B-/P            3,325,000
                                                                                                      -------------
                                                                                                        119,162,701

North Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,600,000 Charlotte, Special Facilities Rev. Bonds (Douglas
                    Intl. Arpt.-US Awy.), 7 3/4s, 2/1/28                                  B/P             5,334,000
          4,330,000 Metropolitan Pier & Exposition Auth. Dedicated
                    State Tax Rev. Bonds, Ser. A, MBIA, 1s, 12/15/16                      Aaa             1,953,913
          3,000,000 NC Med. Care Cmnty. Hlth. Care Facs. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB+/P           3,082,500
                                                                                                      -------------
                                                                                                         10,370,413

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC
         19,685,000 zero %, 12/1/26                                                       Aaa             5,044,281
          4,000,000 zero %, 12/1/24                                                       Aaa             1,150,000
          6,150,000 OH State Solid Waste Rev. Bonds (CSC, Ltd.),
                    8 1/2s, 8/1/22 (In default) (NON)                                     D/P               184,500
                                                                                                      -------------
                                                                                                          6,378,781

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds (Doane
                    Products Co.), 6 1/4s, 7/15/23                                        B/P             2,655,000
          9,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              6,745,000
          6,000,000 Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds (Doane
                    Products Co.), 7 1/4s, 6/1/17                                         B/P             5,962,500
                                                                                                      -------------
                                                                                                         15,362,500

Oregon (0.9%)
-------------------------------------------------------------------------------------------------------------------
         14,800,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza), 6 1/2s, 12/1/29                                  BB-/P          13,172,000

Pennsylvania (5.7%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              7,262,500
                    Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Airways)
          1,330,000 Ser. A, 8 7/8s, 3/1/21                                                B               1,331,556
          5,035,000 Ser. B, 8 1/2s, 3/1/21                                                B               4,921,713
                    Allegheny Cnty., Indl. Dev. Auth. VRDN
                    (Longwood at Oakmont, Inc.)
            300,000 Ser. B, 2.75s, 7/1/27                                                 VMIG1             300,000
          1,600,000 Ser. D, 2.75s, 7/1/27                                                 VMIG1           1,600,000
          3,500,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            3,688,125
         12,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P          11,343,750
          2,000,000 PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
                    (Amtrak), Ser. A, 6 3/8s, 11/1/41                                     A3              2,042,500
                    PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                    Rev. Bonds
          4,400,000 (RSI Properties/Buttler, LLC), Ser. A, 8s, 9/1/27
                    (In default) (NON)                                                    D/P             2,794,000
          3,500,000 (RSI Properties/Greensburg, LLC), Ser. B, 8s,
                    9/1/27 (In default) (NON)                                             D/P             2,222,500
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
         13,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P         13,926,250
          7,250,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            7,367,813
          2,500,000 PA State Higher Ed. Assistance Agcy. Student
                    Loan IFB, AMBAC, 10.646s, 9/3/26                                      Aaa             2,917,375
          5,000,000 Philadelphia, Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways), 8 1/8s, 5/1/30                             B/P             4,675,000
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
          5,971,047 (Graduate Hlth. Syst. Oblig. Group),
                    7 1/4s, 7/1/18 (In default) (NON)                                     Ca/P              574,713
          5,450,000 (Jeanses Hosp.), 5 7/8s, 7/1/17                                       Baa2            4,993,563
          5,300,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                    8 5/8s, 11/15/16                                                      Aaa             5,492,443
          4,760,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds,
                    FGIC, 10s, 6/15/05                                                    Aaa             5,854,800
                    Scranton, G.O. Bonds, Ser. C
          3,060,000 7.1s, 9/1/31                                                          BB/P            3,044,700
          1,000,000 7s, 9/1/22                                                            BB/P            1,001,250
                                                                                                      -------------
                                                                                                         87,354,551

South Carolina (3.5%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Charleston Cnty., Indl. Rev. Bonds (Zeigler Coal
                    Holding), 6.95s, 8/10/28 (In default) (NON)                           D/P             4,700,000
                    Connector 2000 Assn., Inc. Toll Road Rev. Bonds
                    (Cap. Appn. Sub.), Ser. C
          4,465,000 zero %, 1/1/21                                                        BB+/P             976,719
          5,500,000 zero %, 1/1/20                                                        BB+/P           1,299,375
          4,200,000 zero %, 1/1/14                                                        BB+/P           1,601,250
          4,100,000 zero %, 1/1/13                                                        BB+/P           1,686,125
          1,000,000 zero %, 1/1/12                                                        BB+/P             445,000
          9,760,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             9,845,400
                    SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
          3,800,000 (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2            4,061,250
         10,355,000 (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa1           11,403,444
          9,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/30                                               A1              9,540,000
          3,215,000 SC Toll Road Rev. Bonds (Southern Connector),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            2,608,159
          5,000,000 Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                    9.780s, 4/13/22                                                       Aaa             5,487,600
                                                                                                      -------------
                                                                                                         53,654,322

Tennessee (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Clarksville, Pub. Bldg. Auth. VRDN (Pooled
                    Fin.-Murfreesboro), 3.25s, 7/1/11                                     VMIG1           1,700,000
          1,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             1,106,250
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A
         17,000,000 7 1/2s, 7/1/33                                                        Baa2           17,913,750
          7,000,000 7 1/2s, 7/1/25                                                        Baa2            7,446,250
          1,400,000 Metropolitan Govt. Nashville & Davidson Cnty.
                    Hlth. & Edl. Fac. Board VRDN (Progress, Inc.),
                    3.3s, 7/1/18                                                          AAA             1,400,000
                                                                                                      -------------
                                                                                                         29,566,250

Texas (3.8%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A,
                    5.9s, 11/15/25                                                        BB+/P           4,373,625
          5,000,000 Amarillo, Hlth. Fac. Corp. Rev. Bonds
                    (Sears Panhandle Retirement), Ser. B,
                    7 3/4s, 8/15/26                                                       AAA             5,968,750
          4,885,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P           5,291,725
         10,000,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                    8.5s, 4/1/16                                                          D/P             9,000,000
          3,900,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Health), Ser. A, 5 3/4s, 7/1/14                             Aaa             4,095,000
         12,560,000 Houston, Hotel Occupancy Rev. Bonds
                    (Cap. Appn. Convention), Ser. B, AMBAC,
                    zero %, 9/1/32                                                        Aaa             2,276,500
          5,500,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 5.7s, 2/15/28                                BBB-            4,400,000
          1,700,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates Hosp. Prsbytrn Med. Ctr), Ser. C,
                    4.2s, 12/1/15                                                         AAA             1,700,000
          5,265,000 Round Rock, Hotel Occupancy Tax Rev. Bonds
                    (Convention Ctr. Complex), 5.85s, 12/1/24                             BB/P            4,975,425
          6,250,000 Tomball, Hosp. Auth. Rev. Bonds, 6 1/8s, 7/1/23                       Baa2            5,929,688
          7,750,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, FNMA Coll. & GNMA Coll.,
                    10.637s, 7/2/24                                                       AAA             9,493,750
                                                                                                      -------------
                                                                                                         57,504,463

Utah (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps., Inc.),
                    MBIA, 6 1/4s, 2/15/23                                                 Aaa             5,216,500
          5,500,000 Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                    Enviromental), Ser. A, 7.55s, 7/1/27 (In default) (NON)               D/P               220,000
                                                                                                      -------------
                                                                                                          5,436,500

Virginia (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 8.826s, 8/23/27                                    Aaa             2,485,000
         10,435,000 Hopewell, Indl. Dev. Rev. Bonds (Stone Container
                    Corp.), 8 1/4s, 6/1/16                                                B/P            10,872,644
          6,500,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            5,655,000
          9,010,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 BB-/P           8,638,338
                                                                                                      -------------
                                                                                                         27,650,982

Washington (0.9%)
-------------------------------------------------------------------------------------------------------------------
          7,850,000 Port of Seattle, Special Facs. Rev. Bonds
                    (Northwest Air Lines, Inc.), 7 1/4s, 4/1/30                           BB/P            7,732,250
          3,500,000 Spokane Cnty., Indl. Corp. Solid Waste Disp. Rev.
                    Bonds (Kaiser Aluminum & Chemical Corp.),
                    7.6s, 3/1/27                                                          B-/P            2,765,000
          5,500,000 Washington Cnty., Hsg. & Redev. Auth. Rev.
                    Bonds (Healtheast), 5 1/2s, 11/15/27                                  BB+             3,705,625
                                                                                                      -------------
                                                                                                         14,202,875

West Virginia (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Weirton, Poll. Control Rev. Bonds (Weirton
                    Steel Corp.), 8 5/8s, 11/1/14                                         B-              1,600,000

Wyoming (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Unita Cnty., VRDN (Chevron USA, Inc.),
                    2.7s, 8/15/20                                                         P-1             1,650,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,513,569,627)                                                            $1,490,160,819

PREFERRED STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Charter Mac Equity Trust 144A Ser. A, 6.625%
                    cum. pfd.                                                                        $    8,240,000
          8,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4%                                                                        8,570,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd.                                                                      6,240,000
                                                                                                     --------------
                    Total Preferred Stocks (cost $22,000,000)                                        $   23,050,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,535,569,627) (b)                                      $1,513,210,819
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,520,468,854.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2001. Securities rated by Putnam are indicated by "/P"and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,535,569,627, resulting in gross unrealized appreciation and depreciation of $79,978,324 and $102,337,132, respectively, or net unrealized depreciation of $22,358,808.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2001 was $141,110,851 or 9.3% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's and FRB's are the current interest rates at July 31, 2001.

      The fund had the following industry group concentrations greater than 10% at July 31, 2001 (as a percentage of net assets):

        Health care          34.0%
        Housing              11.1
        Transportation       10.0

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001
                               Aggregate Face  Expiration     Unrealized
                  Total Value       Value        Date        Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)      $7,448,439     $7,058,485      Sep-01        $389,954
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,535,569,627) (Note 1)   $1,513,210,819
----------------------------------------------------------------------------------------------
Cash                                                                                    67,299
----------------------------------------------------------------------------------------------
Interest receivable                                                                 24,424,071
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               1,780,021
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         487,501
----------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                                24,063
----------------------------------------------------------------------------------------------
Total assets                                                                     1,539,993,774

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                3,170,661
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     9,250,000
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           5,701,315
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           728,614
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                             167,367
----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                          45,431
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             2,032
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 415,978
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  43,522
----------------------------------------------------------------------------------------------
Total liabilities                                                                   19,524,920
----------------------------------------------------------------------------------------------
Net assets                                                                      $1,520,468,854

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $1,641,730,254
----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           846,587
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                             (100,139,133)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (21,968,854)
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $1,520,468,854

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,145,709,903 divided by 85,580,845 shares)                                           $13.39
----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.39)*                                 $14.06
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($356,506,299 divided by 26,586,212 shares)**                                           $13.41
----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,778,654 divided by 506,372 shares)**                                                $13.39
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,473,998 divided by 856,789 shares)                                                 $13.39
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.39)***                               $13.84
----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Tax exempt interest income:                                                    $105,120,910
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,637,408
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,131,325
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   29,823
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     21,443
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,265,051
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,704,061
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                50,860
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                57,314
-------------------------------------------------------------------------------------------
Other                                                                               579,793
-------------------------------------------------------------------------------------------
Total expenses                                                                   15,477,078
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (286,279)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,190,799
-------------------------------------------------------------------------------------------
Net investment income                                                            89,930,111
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  7,752,366
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,153,652
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year            2,945,251
-------------------------------------------------------------------------------------------
Net gain on investments                                                          12,851,269
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $102,781,380
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $89,930,111      $98,622,649
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 9,906,018      (12,962,114)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               2,945,251     (100,449,900)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       102,781,380      (14,789,365)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (67,697,852)     (68,370,451)
--------------------------------------------------------------------------------------------------
   Class B                                                            (20,712,111)     (29,836,648)
--------------------------------------------------------------------------------------------------
   Class C                                                               (263,441)        (163,929)
--------------------------------------------------------------------------------------------------
   Class M                                                               (650,000)      (1,105,621)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (66,694,318)    (239,835,527)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (53,236,342)    (354,101,541)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,573,705,196    1,927,806,737
--------------------------------------------------------------------------------------------------
End of year (including undistributed and distributions in
excess of net investment income of $846,587 and
$10,682, respectively)                                             $1,520,468,854   $1,573,705,196
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.13       $14.61       $14.56       $14.05
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .80          .80          .81          .80(c)       .84
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11         (.85)        (.48)         .06          .52
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .91         (.05)         .33          .86         1.36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.79)        (.81)        (.81)        (.81)        (.85)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.79)        (.81)        (.81)        (.81)        (.85)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.39       $13.27       $14.13       $14.61       $14.56
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.10         (.24)        2.25         6.08         9.97
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,145,710   $1,114,842   $1,157,920     $934,747     $625,602
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88          .86          .87          .88          .85
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.01         5.95         5.56         5.60         5.94
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.95        12.05        12.16        39.62        56.22
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.29       $14.15       $14.62       $14.56       $14.05
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .73          .73          .74          .73(c)       .75
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12         (.86)        (.47)         .05          .51
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .85         (.13)         .27          .78         1.26
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.73)        (.73)        (.74)        (.72)        (.75)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.73)        (.73)        (.74)        (.72)        (.75)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.41       $13.29       $14.15       $14.62       $14.56
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.55         (.82)        1.81         5.47         9.26
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $356,506     $441,174     $743,456   $1,052,827   $1,427,365
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.39         1.44         1.37         1.53         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.49         5.36         5.03         4.95         5.30
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.95        12.05        12.16        39.62        56.22
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                     Feb 1, 1999+
operating performance                  Year ended July 31      to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.13       $14.73
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .69          .69          .36
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                      .12         (.85)        (.60)
---------------------------------------------------------------------------
Total from
investment operations                    .81         (.16)        (.24)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.69)        (.70)        (.36)
---------------------------------------------------------------------------
Total distributions                     (.69)        (.70)        (.36)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.39       $13.27       $14.13
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.25        (1.05)        1.58*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,779       $3,945       $2,738
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.68         1.66          .83*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.20         5.16         2.47*
---------------------------------------------------------------------------
Portfolio turnover (%)                 17.95        12.05        12.16
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.14       $14.61       $14.55       $14.04
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .76          .77          .77          .78(c)       .80
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12         (.87)        (.47)         .05          .51
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .88         (.10)         .30          .83         1.31
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.76)        (.77)        (.77)        (.77)        (.80)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.76)        (.77)        (.77)        (.77)        (.80)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.39       $13.27       $14.14       $14.61       $14.55
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.79         (.62)        2.01         5.84         9.64
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,474      $13,745      $23,693      $18,082      $16,192
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.18         1.16         1.17         1.18         1.15
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.70         5.65         5.27         5.30         5.63
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.95        12.05        12.16        39.62        56.22
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $91,139,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $24,429,000    July 31, 2003
    12,477,000    July 31, 2004
    21,345,000    July 31, 2006
    23,391,000    July 31, 2007
     7,814,000    July 31, 2008
     1,683,000    July 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of defaulted bond interest, dividends payable, unrealized and realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $250,562 to increase undistributed net investment income and an increase to accumulated net realized loss of $250,562. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2001, the fund's expenses were reduced by $286,279 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,635 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.70%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to September 14, 2000, the annual rate attributable to class B shares was 0.80%.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $81,479 and $1,634 from the sale of class A and class M shares, respectively, and received $595,782 and $539 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $9,251 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $269,011,389 and $318,388,765, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,678,306       $ 155,532,014
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,810,305          37,424,037
---------------------------------------------------------------------------
                                            14,488,611         192,956,051

Shares
repurchased                                (12,918,247)       (171,965,988)
---------------------------------------------------------------------------
Net increase                                 1,570,364       $  20,990,063
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,175,407       $ 286,092,268
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,644,772          35,519,326
---------------------------------------------------------------------------
                                            23,820,179         321,611,594

Shares
repurchased                                (21,728,411)       (291,969,108)
---------------------------------------------------------------------------
Net increase                                 2,091,768       $  29,642,486
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,508,145       $  46,787,287
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  715,252           9,539,741
---------------------------------------------------------------------------
                                             4,223,397          56,327,028

Shares
repurchased                                (10,829,423)       (144,414,814)
---------------------------------------------------------------------------
Net decrease                                (6,606,026)      $ (88,087,786)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,067,770       $  55,059,743
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  994,474          13,414,288
---------------------------------------------------------------------------
                                             5,062,244          68,474,031

Shares
repurchased                                (24,402,232)       (330,787,906)
---------------------------------------------------------------------------
Net decrease                               (19,339,988)      $(262,313,875)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    277,394         $ 3,689,674
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,144             121,774
---------------------------------------------------------------------------
                                               286,538           3,811,448

Shares
repurchased                                    (77,410)         (1,031,660)
---------------------------------------------------------------------------
Net increase                                   209,128         $ 2,779,788
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,316          $2,164,589
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,710              90,085
---------------------------------------------------------------------------
                                               168,026           2,254,674

Shares
repurchased                                    (64,584)           (869,084)
---------------------------------------------------------------------------
Net increase                                   103,442          $1,385,590
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    930,779        $ 12,379,858
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   30,618             407,784
---------------------------------------------------------------------------
                                               961,397          12,787,642

Shares
repurchased                                 (1,140,127)        (15,164,025)
---------------------------------------------------------------------------
Net decrease                                  (178,730)       $ (2,376,383)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    130,263        $  1,734,189
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   56,361             785,297
---------------------------------------------------------------------------
                                               186,624           2,519,486

Shares
repurchased                                   (826,843)        (11,069,214)
---------------------------------------------------------------------------
Net decrease                                  (640,219)       $ (8,549,728)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.8% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

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You can also read Putnam economist Dr. Robert Goodman's commentary and
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The site can be accessed through any of the major online services
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you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN042-74758  036/679/851  9/01


Putnam
Tax-Free
Insured
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report, covering Putnam Tax-Free Insured Fund's fiscal year ended July 31, 2001, was prepared before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

We want to assure you that the assets Putnam manages on your behalf are safe and secure. Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain focused management of your fund in the current environment.

The important thing for investors to do right now is to remain calm and not to allow the impact of this near-term occurrence to cloud a long-term perspective. We believe you should avoid the temptation to make hasty investment decisions. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 19, 2001

REPORT FROM FUND MANAGEMENT

Richard P.  Wyke

The past 12 months offered an unusually positive environment for municipal bonds, the best we have seen for several years. Several factors converged to fuel a rally in bond prices. First, inflation started the period at a low level and declined even further. Second, most states continued to be in solid financial condition. Third, interest rates in general fell. Fourth, investors favored bonds as selling pressure hit the stock market. The result was a strong gain for your fund in its 2001 fiscal year, which ended on July 31, 2001. However, higher bond prices mean lower yields and indicate that maintaining an attractive level of current income could present challenges down the road.

Total return for 12 months ended 7/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   9.63%   4.45%    9.18%   4.18%    8.89%   7.89%    9.28%   5.73%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MUNICIPAL BONDS THRIVE AS ECONOMY STALLS

Bonds in general tend to perform well when economic growth slows because a slowdown smothers any inflationary tendencies in the economy. This was the case over the past 12 months as the U.S. economy ground to a halt. Manufacturing activity has declined steadily since late summer 2000, and businesses have cut back tremendously on their investments in new technology and telecommunications equipment, which had contributed to the previous spurt of economic growth. In response, the Federal Reserve Board has cut short-term interest rates rapidly since January to try to prevent a recession.

Your fund benefited from the slowdown throughout its fiscal year. Our mandate to invest in insured bonds keeps the fund focused on bonds with low credit risk. About 98% of assets were invested in AAA-rated bonds during the year. These bonds are sensitive to interest-rate changes and benefited substantially from the falling-rate environment. This positioning was also well suited to a period when many investors, both institutions and individuals, seemed to crave safety and high credit quality. Realizing that stocks were unlikely to meet their profit expectations as the economy slowed, more and more investors have diversified into bonds, boosting demand throughout the fixed-income universe.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                   19.5%

Transportation              15.8%

Health care                 13.5%

Water and sewer             11.6%

Housing                      3.7%

Footnote reads:
*Based on net assets as of 7/31/01. Holdings will vary over time.

In the final months of the fiscal year, insured municipal bonds continued to perform well but were eclipsed by the returns of bonds with lower credit quality. While this trend did not benefit your fund, it is reassuring to see that investors showed confidence in the financial health of many municipal bond issuers. One of the consequences of an economic slowdown is that tax receipts decline; fortunately, however, states currently appear to be managing their budgets astutely.

* FUND ADDED BONDS WITH ATTRACTIVE YIELDS

We made some changes to the portfolio in the second half of the fiscal year that are worth noting. In May, we sold the fund's position in California general obligation bonds. The sale was prompted by the state's direct participation in power distribution, paying for energy directly from its treasury because utility companies had become insolvent or gone bankrupt. California is expected to replenish its coffers with a bond issue in September and October but has been selling energy at a loss during much of the summer. In our view, this depletion of the state's financial reserves, though temporary, had the potential to negatively affect the attractiveness of California issues, and we considered the sale a proactive move. However, as we mentioned in the midyear update, California's power crisis had no direct effect on the fund's holdings. Although power-utility bonds accounted for about 20% of the fund's holdings, all holdings are insured and have the highest credit ratings.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 97.9%

A-1 -- 1.0%

VMIG1 -- 1.1%

Footnote reads:
*As a percentage of market value as of 7/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Conditions remain favorable in the municipal bond market. Inflation has faded to the point that the consumer price index actually dropped in July. Volatility in equity markets has kept demand strong for bonds and states have continued to issue supply at a healthy rate."

-- Richard Wyke, portfolio manager

In the spring, we also purchased bonds issued by Iowa and Utah to support single-family housing development. These issues are similar to mortgage-backed bonds in the taxable market. Although their ultimate maturity dates are nearly 30 years from now, the bonds can be called in five years, so they should perform more like short-maturity bonds. We wanted this structure because several of our long-maturity bonds had been called away during the interest-rate rally. In replacing them, we wanted to maintain the relatively high yields that long-maturity bonds provide, but we did not want long-maturity bonds that would increase the fund's sensitivity to interest rates. The Iowa and Utah issues have served our purposes well. Although these holdings and others mentioned in this report were viewed favorably at the end of the reporting period, all holdings are subject to review and adjustment in accordance with the fund's objective.

* YIELD CURVE POSITIONING HELPED PERFORMANCE

In addition to issue selection, we also seek to enhance the fund's performance by managing its interest-rate sensitivity, or duration, as well as its yield-curve positioning. In the second half of the fund's fiscal year, we first shortened the fund's duration, making it less sensitive to interest rates, and then began to extend it in May. This timing worked well because long-term yields fell in June and July. The fund's duration is now what we consider neutral, meaning that if rates rise or fall, the effect on the fund will be about the same as it would be on the overall municipal bond market.

The yield curve refers to the gradual changes in bond yields at different stages of maturity. Our yield-curve strategy has been to maintain an intermediate-maturity bulleted structure. In other words, we built a cluster of intermediate-maturity holdings because we expected the biggest rally in the intermediate portion of the curve. Nearly 60% of the fund's assets have been concentrated in bonds with effective maturities ranging from 5 to 15 years. Half of that portion has been concentrated in bonds in the 5- to 10-year range.

The bulleted structure was effective because demand for intermediate bonds has risen more quickly than demand for short- or long-maturity bonds. By cutting short-term interest rates nearly in half during the first seven months of calendar 2001, the Federal Reserve Board made short-term paper less attractive. To get higher yields, investors have favored intermediate-maturity bonds rather than bonds maturing in 20 to 30 years. At the long end of the yield curve, bond prices have fluctuated within a narrow range during the past several months, following their strong rally in prior months.

* BOND MARKET CONDITIONS REMAIN POSITIVE, THOUGH LESS ROBUST

As we enter the 2002 fiscal year, the fund has a neutral duration stance and we continue to favor intermediate-maturity bonds. This is a marked contrast to the beginning of fiscal 2001, when we expected bond yields to fall; we now believe that yields are as likely to rise as to fall. The fund is well diversified across sectors and states. Power utility bonds represent nearly 20% of assets, with water utilities at about 12%. We will be closely watching the California bond issue in the autumn, since California represents about 11% of the municipal bond market.

Our outlook for the coming year is generally positive, although we consider it unlikely that this year's strong performance will be repeated. We do not anticipate that either inflation or economic activity will drop so significantly as to spur another similar rally. The Fed may cut rates again this year, but it has already added a lot of liquidity and stimulus to the financial system, and the economy is likely to respond late in 2001 or early in 2002.

Although a recovery could push up long-term yields somewhat, we do not anticipate a surge in inflation because commodity prices are beginning to moderate and the global economy has slowed. The coming year should provide relatively benign conditions with regard to interest rates and state financial conditions, and involve less dramatic market movements than in the past year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future. Shares of this fund are not insured and their prices will fluctuate with market conditions.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and Aaa-rated tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            9.63%   4.45%   9.18%   4.18%   8.89%   7.89%   9.28%   5.73%
------------------------------------------------------------------------------
5 years          32.35   26.02   31.20   29.20   27.13   27.13   30.66   26.43
Annual average    5.77    4.73    5.58    5.26    4.92    4.92    5.49    4.80
------------------------------------------------------------------------------
10 years         83.92   75.15   79.20   79.20   72.30   72.30   78.82   73.05
Annual average    6.28    5.76    6.01    6.01    5.59    5.59    5.98    5.64
------------------------------------------------------------------------------
Annual average
(life of fund)    7.40    7.07    7.23    7.23    6.91    6.91    7.22    6.99
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                              Lehman Municipal              Consumer
                                 Bond Index               price index
------------------------------------------------------------------------------
1 year                             10.09%                    2.66%
------------------------------------------------------------------------------
5 years                            38.08                    12.85
Annual average                      6.67                     2.45
------------------------------------------------------------------------------
10 years                          100.30                    30.25
Annual average                      7.19                     2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                      8.37                     3.17
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class A and class M shares the higher or lower operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Shares of the fund are not insured and their prices will fluctuate with market conditions.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

               Fund's class B        Lehman Municipal        Consumer price
Date            shares at POP           Bond Index               index

7/31/91             9,425                10,000                 10,000
7/31/92            11,194                11,374                 10,316
7/31/93            12,308                12,379                 10,602
7/31/94            12,102                12,614                 10,896
7/31/95            12,770                13,609                 11,211
7/31/96            13,814                14,506                 11,542
7/31/97            14,828                15,996                 11,791
7/31/98            15,764                16,953                 11,990
7/31/99            15,869                17,441                 12,239
7/31/00            16,596                18,194                 12,687
7/31/01           $17,920               $20,030                $13,025

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A and M shares would have been valued at $18,392 and $17,882 ($17,515 and $17,305 at public offering price). A $10,000 investment in the fund's class C shares would have been valued at $17,230 and no contingent deferred sales charges would apply.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)   12            12            12            12
------------------------------------------------------------------------------
Income               $0.709323     $0.650258     $0.589878     $0.666180
------------------------------------------------------------------------------
Capital gains 1          --            --            --            --
------------------------------------------------------------------------------
  Total              $0.709323     $0.650258     $0.589878     $0.666180
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV      NAV     POP
------------------------------------------------------------------------------
7/31/00            $14.52  $15.24    $14.54        $14.53    $14.56  $15.05
------------------------------------------------------------------------------
7/31/01             15.18   15.94     15.20         15.21     15.22   15.73
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2               4.59%   4.37%     4.19%         3.80%     4.29%   4.15%
------------------------------------------------------------------------------
Taxable
equivalent 3         7.54    7.18      6.88          6.24      7.04    6.81
------------------------------------------------------------------------------
Current
30-day SEC
yield 4              4.14    3.94      3.75          3.33      3.86    3.74
------------------------------------------------------------------------------
Taxable
equivalent 3         6.80    6.47      6.16          5.47      6.34    6.14
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.1% federal tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            9.26%   4.05%   8.82%   3.82%   8.60%   7.60%   8.92%   5.41%
------------------------------------------------------------------------------
5 years          31.40   25.17   30.33   28.33   26.30   26.30   29.73   25.51
Annual average    5.61    4.59    5.44    5.11    4.78    4.78    5.34    4.65
------------------------------------------------------------------------------
10 years         83.45   74.74   78.80   78.80   71.94   71.94   78.42   72.60
Annual average    6.26    5.74    5.98    5.98    5.57    5.57    5.96    5.61
------------------------------------------------------------------------------
Annual average
(life of fund)    7.33    7.00    7.16    7.16    6.84    6.84    7.14    6.92
------------------------------------------------------------------------------

Past performance is no assurance of future results.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2001



THE FUND'S PORTFOLIO

July 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investor Guaranty Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.4%)
-------------------------------------------------------------------------------------------------------------------
$         3,000,000 Alabama A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                      Aaa         $   3,412,500
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FRB, 8.09s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             4,125,000
                                                                                                      -------------
                                                                                                          7,537,500

Alaska (1.4%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, MBIA,
                    5.9s, 12/1/19                                                         Aaa             6,270,000
          1,350,000 AK State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 2.52s, 11/1/10                                 A-1+            1,350,000
                                                                                                      -------------
                                                                                                          7,620,000

Arizona (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 AZ State Muni. Fin. Program COP, Ser. 31, BIGI,
                    7 1/4s, 8/1/09                                                        Aaa             1,216,250
          5,700,000 AZ State Muni. Fin. Program COP, Ser. 34, BIGI,
                    7 1/4s, 8/1/09                                                        Aaa             6,932,625
          2,395,000 Phoenix Indl. Dev. Auth. Rev. Bonds (Mission Place
                    Project A-1), GNMA Coll., 7 1/2s, 7/20/35                             AAA             2,757,244
                                                                                                      -------------
                                                                                                         10,906,119

California (4.2%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA, 8.02s, 6/1/15               Aaa             1,394,250
          4,500,000 CA Poll. Control Fin. Auth. Ind. Dev.
                    (Pacific Gas & Electric), Ser. A, MBIA,
                    5.35s, 12/1/16                                                        AAA             4,601,250
          3,000,000 CA Statewide Cmnty. Dev. Auth. Step-up
                    Recovery Floater COP (Motion Picture
                    & TV Fund), AMBAC, 5.35s, 1/1/24                                      Aaa             3,097,500
          2,000,000 East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                    MBIA, 4 3/4s, 6/1/34                                                  Aaa             1,847,500
          3,500,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    7.464s, 4/23/08                                                       Aaa             4,340,000
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds
                    (Police Admin. & Hldg. Fac.), Ser. A, MBIA,
                    6 1/4s, 7/1/17                                                        Aaa             4,301,000
          2,500,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 7.4s, 7/1/12                                                    Aaa             2,803,125
                                                                                                      -------------
                                                                                                         22,384,625

Colorado (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,567,000 CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider
                    Pooled Loan Program), Ser. A, FSA,
                    7 1/4s, 7/15/17                                                       Aaa             3,690,561
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. C, MBIA
          1,180,000 6 3/4s, 11/15/22                                                      Aaa             1,243,425
          1,765,000 6 3/4s, 11/15/13                                                      Aaa             1,859,869
            235,000 6 3/4s, 11/15/13, Prerefunded                                         Aaa               250,863
          5,055,000 5.6s, 11/15/09                                                        Aaa             5,421,488
                                                                                                      -------------
                                                                                                         12,466,206

District of Columbia (3.3%)
-------------------------------------------------------------------------------------------------------------------
          8,440,000 DC G.O. Bonds, Ser. B, MBIA, 6s, 6/1/11                               Aaa             9,505,550
          9,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       Aaa             8,246,250
                                                                                                      -------------
                                                                                                         17,751,800

Florida (8.9%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Broward Cnty., Port Fac. Rev. Bonds, Ser. C,
                    MBIA, 5 3/8s, 9/1/11                                                  Aaa             3,825,000
          3,000,000 Cap. Project Fin. Auth. Rev. Bonds, MBIA, 5s, 10/1/31                 Aaa             2,910,000
          1,635,000 FL Hsg. Fin. Agcy. Home Ownership Rev. Bonds,
                    Ser. 1987 G2, GNMA Coll., 8.595s, 11/1/18                             AAA             1,890,469
         13,675,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            17,880,063
          2,500,000 Lakeland, Rev. Bonds, Ser. B, FSA, 6.05s, 10/1/13                     Aaa             2,878,125
          5,500,000 Orange Cnty., Hlth. Facs. Auth. IFB, Ser. 91-C,
                    MBIA, 9.912s, 10/29/21                                                Aaa             5,818,340
          5,000,000 Orlando & Orange Cnty., Expressway Auth.
                    Rev. Bonds, FGIC, 8 1/4s, 7/1/14                                      Aaa             6,775,000
          4,000,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             5,050,000
                                                                                                      -------------
                                                                                                         47,026,997

Georgia (6.0%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
                    5 5/8s, 1/1/30                                                        Aaa             8,260,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,235,000 MBIA, 6 1/2s, 1/1/12                                                  Aaa             3,797,081
            580,000 MBIA, 6 1/2s, 1/1/12 (Prerefunded)                                    Aaa               682,225
          1,315,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          AAA             1,508,963
          7,085,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA             8,342,588
            415,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             AAA               479,844
          7,500,000 Ser. B, AMBAC, 6 1/4s, 1/1/12                                         Aaa             8,615,625
                                                                                                      -------------
                                                                                                         31,686,326

Illinois (1.3%)
-------------------------------------------------------------------------------------------------------------------
            620,000 Chicago, Res. Rcvy. Mtge Bonds, Ser. B, MBIA,
                    zero %, 10/1/09                                                       Aaa               351,850
          5,000,000 Regional Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
                    8s, 6/1/17                                                            Aaa             6,737,500
                                                                                                      -------------
                                                                                                          7,089,350

Indiana (3.7%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             5,671,875
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              Aaa             9,075,000
          5,000,000 Marion Cnty., Convention & Recreation Fac. Auth.
                    Ser. A, AMBAC, 5 3/8s, 6/1/13                                         Aaa             5,081,250
                                                                                                      -------------
                                                                                                         19,828,125

Iowa (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Iowa Fin. Auth VRDN (Var-Insd. Wheaton
                    Franciscan), Ser. B, MBIA, 2.6s, 8/15/24                              A-1+            2,000,000
          5,000,000 Iowa Fin. Auth. Rev. Bonds (Mtge. Backed
                    Securities Program), Ser. B, GNMA/FNMA
                    Coll., 4.7s, 7/1/23                                                   Aaa             5,037,500
                                                                                                      -------------
                                                                                                          7,037,500

Louisiana (0.1%)
-------------------------------------------------------------------------------------------------------------------
            542,134 East Baton Rouge, Mtge. Fin. Auth. Single Fam.
                    Mtge. Rev. Bonds (Mortgage-Backed Securities
                    Program), Ser. B, GNMA Coll., 8 1/4s, 2/25/11                         AAA               562,464

Massachusetts (5.2%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 MA State G.O. Bonds, Ser. A, MBIA, 5 1/2s, 2/1/11                     Aaa             3,644,375
          4,500,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA, 5s, 7/1/14                      Aaa             4,556,250
         10,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (Tufts U.),
                    Ser. H, MBIA, 4 3/4s, 2/15/28                                         Aaa             9,387,500
         10,500,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                    Ser. A, MBIA, 5s, 1/1/37                                              Aaa            10,027,500
                                                                                                      -------------
                                                                                                         27,615,625

Michigan (5.3%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30                         Aaa             4,143,750
          2,500,000 Grand Traverse Cnty., Hosp. Rev. Bonds
                    (Munson Healthcare), Ser. A, AMBAC, 5s, 7/1/28                        Aaa             2,412,500
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Mercy Hlth. Svcs.), Ser. A, AMBAC, 6s, 8/15/34                       Aaa             5,362,500
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          4,000,000 AMBAC, 7s, 5/1/21                                                     Aaa             5,035,000
          2,750,000 Ser. AA, FGIC, 6.95s, 5/1/11                                          Aaa             3,324,063
          3,500,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Ed CC Conv), AMBAC, 4.85s, 9/1/30                            Aaa             3,648,750
          4,500,000 Wayne Charter Cnty., G.O. Bonds (Detroit Met.
                    Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                               Aaa             4,387,500
                                                                                                      -------------
                                                                                                         28,314,063

Missouri (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Kansas City, Indl. Dev. Auth. Hosp. Hosp. VRDN
                    (Health Service System), MBIA, 1.8s, 10/15/15                         VMIG1           3,300,000
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                    Rev. Bonds (Heartland Health System Project),
                    AMBAC, 6.35s, 11/15/17                                                Aaa             2,625,000
          5,000,000 Sikeston Elec. Rev. Bonds, MBIA, 6s, 6/1/14                           Aaa             5,731,250
                                                                                                      -------------
                                                                                                         11,656,250

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    8.98s, 12/8/16                                                        Aaa             3,162,930

Nevada (3.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Clark Cnty., Passenger Fac. Rev. Bonds
                    (Las Vegas McCarran Intl.), MBIA, 4 3/4s, 7/1/22                      Aaa             4,675,000
          7,350,000 Nevada State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                        AAA             6,936,563
          5,000,000 Truckee Meadows Wtr. Auth. Rev. Bonds, Ser. A,
                    FSA, 5 1/2s, 7/1/10                                                   Aaa             5,462,500
                                                                                                      -------------
                                                                                                         17,074,063

New Hampshire (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 NH State Tpk. Sys. IFB, FGIC, 10.793s, 11/1/17                        Aaa             3,096,875

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Middlesex Cnty., Utils. Auth. Swr. Rev. Bonds,
                    Ser. A, MBIA, 8.634s, 8/15/10                                         Aaa             3,397,500
          8,000,000 NJ State Tpk. Auth. FRB, 8.84s, 1/1/11
                    (acquired 4/10/00, cost $9,226,080) (RES)                             AAA            10,270,000
                                                                                                      -------------
                                                                                                         13,667,500

New Mexico (0.1%)
-------------------------------------------------------------------------------------------------------------------
            325,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                    Ser. C, FGIC, 8 1/2s, 7/1/07                                          Aaa               326,567

New York (11.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa             4,370,000
          9,340,000 Long Island, Pwr. Auth. Rev. Bond, MBIA,
                    5 1/4s, 4/1/10                                                        Aaa            10,005,475
          4,500,000 Metropolitan Trans. Auth. Commuter Fac.
                    Rev. Bonds, MBIA, 5.7s, 7/1/17                                        Aaa             4,792,500
          4,165,000 Nassau Cnty., G.O. Bonds, Ser. F, FSA, 7s, 3/1/13                     Aaa             4,883,463
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds
                    (Nassau Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            Aaa             5,186,250
          2,285,000 6s, 8/1/12                                                            Aaa             2,584,906
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          7,265,000 Ser. B, FGIC, 7 1/2s, 6/15/11                                         Aaa             9,054,005
          2,735,000 Ser. B , 7 1/2s, 6/15/11                                              Aaa             3,408,493
          7,425,000 NY Metropolitan Trans. Auth. Commuter Fac.
                    Rev. Bonds, Ser. A, MBIA, 5.7s, 7/1/17                                Aaa             7,907,625
          9,750,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagra Mohawk Pwr. Corp.),
                    Ser. A, FGIC, 7.2s, 7/1/29                                            Aaa            10,737,187
                                                                                                      -------------
                                                                                                         62,929,904

North Carolina (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NC Eastern Muni. Pwr. Agcy. Rev. Bonds, MBIA,
                    5.46s, 1/1/20                                                         Aaa             8,250,000

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, FSA,
                    5s, 1/1/31                                                            Aaa             1,962,500
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                11,980
                                                                                                      -------------
                                                                                                          1,974,480

Pennsylvania (1.8%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Allegheny Cnty., Hosp. Dev. Auth. VRDN
                    (Hlth. Ctr. Presbyterian), Ser. D, MBIA,
                    2.4s, 3/1/20                                                          VMIG1             700,000
          1,000,000 Allegheny Cnty., Port. Auth. Rev. Bonds, FGIC,
                    5s, 3/1/29                                                            Aaa               980,000
          2,000,000 Keystone Oaks, School Dist. IFB, AMBAC,
                    8.738s, 9/1/16                                                        Aaa             2,196,600
          2,500,000 Pennsylvania State Tpk. Comm. Rev. Bonds,
                     AMBAC, 5s, 7/15/41                                                   Aaa             2,409,375
          3,000,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 8.52s, 9/1/13                                 Aaa             3,303,750
                                                                                                      -------------
                                                                                                          9,589,725

South Carolina (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds,
                    Ser. A, MBIA
          1,500,000 5 1/2s, 1/1/13                                                        Aaa             1,640,625
          1,100,000 5 1/4s, 1/1/12                                                        Aaa             1,172,875
          3,500,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB
                    (St. Francis Hosp.-Franciscan Sisters),
                    AMBAC, 7.92s, 8/1/15                                                  Aaa             3,622,500
                                                                                                      -------------
                                                                                                          6,436,000

Tennessee (2.4%)
-------------------------------------------------------------------------------------------------------------------
          6,895,000 Johnson City, Hlth. & Edl. Rev. Bonds
                    (Johnson City Med. Ctr.), MBIA, 5 1/2s, 7/1/12                        Aaa             7,550,025
          4,840,000 Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                    (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                         Aaa             5,324,000
                                                                                                      -------------
                                                                                                         12,874,025

Texas (13.9%)
-------------------------------------------------------------------------------------------------------------------
            485,000 Austin Arp. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11 (Prerefunded)                                          Aaa               543,200
          5,195,000 Austin Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11                                                        Aaa             5,649,562
          3,490,000 Brownsville, Util. Syst. Rev. Bonds, AMBAC,
                    6 1/4s, 9/1/11                                                        Aaa             4,017,862
                    Carrollton Farmers Branch Indpt. School Dist.
                    G.O. Bonds, PSFG
          5,430,000 5s, 2/15/20                                                           Aaa             5,382,488
          5,125,000 5s, 2/15/19                                                           Aaa             5,086,562
          2,700,000 Coastal Wtr. Auth. Rev. Bonds (City of Houston),
                    FSA, 5s, 12/15/25                                                     Aaa             2,632,500
          6,500,000 Houston Wtr. & Swr. Syst. Rev. Bonds (Jr. Lien),
                    Ser. D, MBIA, 6 1/8s, 12/1/25                                         Aaa             6,865,625
         10,300,000 Houston, Wtr. & Swr Rev. Bonds, Ser. D, FGIC,
                    5s, 12/1/13                                                           Aaa            10,570,375
          8,815,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C,
                    AMBAC, 6 3/8s, 12/1/17                                                Aaa             9,090,468
          4,500,000 Houston, Arpt. Syst. Rev. Bonds, Ser. A, FSA,
                    5 1/2s, 7/1/23                                                        Aaa             4,578,750
          3,000,000 Houston, Hotel Occupancy Rev. Bonds
                    (Convention & Entertainment), Ser. A,
                    AMBAC, 5 1/4s, 9/1/09                                                 Aaa             3,221,250
          2,000,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates Hosp. Prsbytrn Med. Ctr), Ser. C,
                    MBIA, 4.2s, 12/1/15                                                   VMIG1           2,000,000
          5,000,000 Rio Grande Valley Hlth. Fac. Dev. Corp. Rev. Bonds,
                    MBIA, 6.4s, 8/1/12                                                    Aaa             5,218,600
                    Weatherford Indp. School Dist. G.O. Bonds, PSFG
          2,200,000 5.2s, 2/15/35                                                         Aaa             2,101,000
          7,030,000 5s, 2/15/32                                                           Aaa             6,757,588
                                                                                                      -------------
                                                                                                         73,715,830

Utah (3.6%)
-------------------------------------------------------------------------------------------------------------------
                    Utah Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A, MBIA
          4,500,000 6.15s, 7/1/14                                                         Aaa             4,910,625
          7,900,000 6.15s, 7/1/14, Prerefunded                                            Aaa             8,877,625
          4,965,000 Utah State Housing Fin. Agcy. Single Fam. Mtge.
                    Rev. Bonds, FHA Insd., 6s, 1/1/31                                     Aaa             5,163,600
                                                                                                      -------------
                                                                                                         18,951,850

Virginia (2.0%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 10.482s, 8/15/23                                                AAA            10,425,300

Washington (4.3%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Central Puget Sound, Regl. Trans. Auth. Sales Tax
                    & Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                              Aaa             6,440,000
          1,375,000 King Cnty. Public Hosp. G.O. Bonds, Ser. A,
                    AMBAC, 5s, 12/1/30                                                    Aaa             1,356,093
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             7,477,500
          5,000,000 (Nuclear No. 1), 5.7s, 7/1/09                                         Aaa             5,400,000
          2,000,000 WA State Healthcare Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B, MBIA,
                    2.75s, 2/15/27                                                        A-1+            2,000,000
                                                                                                      -------------
                                                                                                         22,673,593
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $489,984,396) (b)                                         $ 524,631,592
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $530,570,204.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $489,984,396, resulting in gross unrealized appreciation and depreciation of $35,242,945 and $595,749, respectively, or net unrealized appreciation of $34,647,196.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2001 was $14,395,000 or 2.71% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at July 31, 2001.

      The fund had the following industry group concentrations greater than 10% at July 31, 2001 (as a percentage of net assets):

           Utilities             19.5%
           Transportation        15.8
           Health care           13.5
           Water and sewer       11.6

      The fund had the following insurance concentrations greater than 10% at July 31, 2001 (as a percentage of net assets):

           MBIA                  40.9%
           FGIC                  18.7
           AMBAC                 16.1
           FSA                   10.7

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2001
                                Aggregate Face  Expiration     Unrealized
                  Total Value        Value         Date       Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)     $14,364,844     $14,024,356      Sep-01      $(340,488)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $489,984,396) (Note 1)    $524,631,592
-------------------------------------------------------------------------------------------
Cash                                                                              3,710,599
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,695,901
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              717,911
-------------------------------------------------------------------------------------------
Total assets                                                                    534,756,003

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                46,406
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               822,269
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,380,847
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          443,669
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        222,170
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           66,975
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,842
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,063
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              162,473
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,085
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,185,799
-------------------------------------------------------------------------------------------
Net assets                                                                     $530,570,204

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $504,244,139
-------------------------------------------------------------------------------------------
Undistributed net  investment income (Note 1)                                        60,864
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (8,041,507)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       34,306,708
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $530,570,204

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($322,301,961divided by 21,227,926 shares)                                           $15.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.18)*                              $15.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($196,934,412 divided by 12,952,970 shares)+                                         $15.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,637,991 divided by 633,868 shares)+                                              $15.21
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,695,840 divided by 111,406 shares)                                               $15.22
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.22)**                             $15.73
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2001
Tax exempt interest income:                                                     $28,368,501
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,566,205
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      446,731
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,677
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     10,475
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               580,719
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,296,076
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                37,678
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                12,525
-------------------------------------------------------------------------------------------
Other                                                                               205,799
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,169,885
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (229,436)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,940,449
-------------------------------------------------------------------------------------------
Net investment income                                                            23,428,052
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  4,955,488
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,517,392)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                                            20,287,875
-------------------------------------------------------------------------------------------
Net gain on investments                                                          22,725,971
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $46,154,023
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended July 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $23,428,052      $25,791,653
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 2,438,096       (3,168,818)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              20,287,875       (6,067,693)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   46,154,023       16,555,142
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (13,809,283)     (12,408,735)
--------------------------------------------------------------------------------------------------
   Class B                                                             (9,442,698)     (13,201,082)
--------------------------------------------------------------------------------------------------
   Class C                                                               (141,909)         (51,758)
--------------------------------------------------------------------------------------------------
   Class M                                                               (112,433)         (96,809)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            4,963,060      (61,470,408)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                27,610,760      (70,673,650)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     502,959,444      573,633,094
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $60,864 and $153,287, respectively)                        $530,570,204     $502,959,444
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.52       $14.72       $15.40       $15.50       $14.94
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .71          .73          .72          .74(c)       .79
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .66         (.20)        (.56)        (.04)         .67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.37          .53          .16          .70         1.46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.71)        (.73)        (.72)        (.73)        (.80)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.71)        (.73)        (.84)        (.80)        (.90)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.18       $14.52       $14.72       $15.40       $15.50
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.63         3.86         0.96         4.63        10.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $322,302     $260,637     $243,845     $230,283     $219,265
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83          .81          .94          .94          .92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.74         5.15         4.65         4.80         5.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.91        22.45        35.60        40.38        36.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.54       $14.74       $15.42       $15.52       $14.96
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .65          .68          .72          .77(c)       .74
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .66         (.20)        (.56)        (.04)         .68
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.31          .48          .16          .73         1.42
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.65)        (.68)        (.72)        (.76)        (.76)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.65)        (.68)        (.84)        (.83)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.20       $14.54       $14.74       $15.42       $15.52
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.18         3.44         1.00         4.83         9.76
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $196,934     $238,508     $327,920     $336,286     $339,354
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.23         1.21          .90          .74         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.34         4.75         4.69         5.00         4.93
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.91        22.45        35.60        40.38        36.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                   Year ended July 31     to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.53       $14.72       $14.83
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .59          .62          .01
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .68         (.19)        (.11)
---------------------------------------------------------------------------
Total from
investment operations                   1.27          .43         (.10)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.59)        (.62)        (.01)
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
Total distributions                     (.59)        (.62)        (.01)
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.21       $14.53       $14.72
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.89         3.11        (0.66)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,638       $1,123           $1
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.63         1.61          .03*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.88         4.33          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                 36.91        22.45        35.60
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.56       $14.76       $15.39       $15.50       $14.94
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .66          .69          .66          .69(c)       .74
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .67         (.20)        (.51)        (.04)         .67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.33          .49          .15          .65         1.41
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.67)        (.69)        (.66)        (.69)        (.75)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.67)        (.69)        (.78)        (.76)        (.85)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.22       $14.56       $14.76       $15.39       $15.50
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.28         3.55         0.91         4.24         9.76
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,696       $2,692       $1,866       $1,835         $892
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.13         1.11         1.24         1.24         1.22
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.45         4.82         4.35         4.50         4.87
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 36.91        22.45        35.60        40.38        36.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2001

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2001, the fund had a capital loss carryover of approximately $3,748,000 available to offset future capital gains, if any, which will expire on July 31, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2001, the fund reclassified $292,422 to decrease distribution in excess of net investment income, with an increase to accumulated net realized losses of $292,422. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2001, the fund's expenses were reduced by $229,436 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $837 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.60%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $25,252 and $272 from the sale of class A and class M shares, respectively, and received $258,680 and $221 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2001, Putnam Retail Management, acting as underwriter received $6,632 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $183,706,159 and $187,711,995, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,509,633        $ 82,302,345
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  596,086           8,895,020
---------------------------------------------------------------------------
                                             6,105,719          91,197,365

Shares
repurchased                                 (2,823,409)        (42,106,916)
---------------------------------------------------------------------------
Net increase                                 3,282,310        $ 49,090,449
---------------------------------------------------------------------------

                                                 Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,424,657        $ 63,056,184
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  526,911           7,493,245
---------------------------------------------------------------------------
                                             4,951,568          70,549,429

Shares
repurchased                                 (3,573,947)        (50,652,460)
---------------------------------------------------------------------------
Net increase                                 1,377,621        $ 19,896,969
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,975,077        $ 29,580,630
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  365,339           5,453,217
---------------------------------------------------------------------------
                                             2,340,416          35,033,847

Shares
repurchased                                 (5,787,174)        (86,447,281)
---------------------------------------------------------------------------
Net decrease                                (3,446,758)       $(51,413,434)
---------------------------------------------------------------------------

                                                 Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,691,258       $  24,090,627
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  544,853           7,757,959
---------------------------------------------------------------------------
                                             2,236,111          31,848,586

Shares
repurchased                                 (8,087,340)       (115,113,926)
---------------------------------------------------------------------------
Net decrease                                (5,851,229)      $ (83,265,340)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    600,353          $9,052,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,653             114,892
---------------------------------------------------------------------------
                                               608,006           9,167,533

Shares
repurchased                                    (51,420)           (774,167)
---------------------------------------------------------------------------
Net increase                                   556,586          $8,393,366
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    237,262         $ 3,368,809
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,508              35,573
---------------------------------------------------------------------------
                                               239,770           3,404,382

Shares
repurchased                                   (162,555)         (2,336,106)
---------------------------------------------------------------------------
Net increase                                    77,215         $ 1,068,276
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     44,299         $   652,693
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,363              65,291
---------------------------------------------------------------------------
                                                48,662             717,984

Shares
repurchased                                   (122,139)         (1,825,305)
---------------------------------------------------------------------------
Net decrease                                   (73,477)        $(1,107,321)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,153          $1,535,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,021              57,389
---------------------------------------------------------------------------
                                               112,174           1,593,323

Shares
repurchased                                    (53,745)           (763,636)
---------------------------------------------------------------------------
Net increase                                    58,429          $  829,687
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.80% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN043-74751  035/438/629/849  9/01